                                                                  EXHIBIT 10(i)


                      SECOND AMENDMENT TO CREDIT AGREEMENT

                  This Second Amendment to Credit Agreement (this "SECOND AMENDMENT") is made and entered into as of the 29th day of September, 2000, by and among EGL, INC., a Texas corporation ("BORROWER"), formerly known as Eagle USA Airfreight, Inc., and BANK OF AMERICA, N.A., a national banking association, as a Bank, Swing Line Lender, Issuing Bank, and Administrative Agent for the Banks, and SOUTHTRUST BANK, an Alabama state chartered bank, as a Bank.

                                   WITNESSETH

                  WHEREAS, pursuant to that certain Credit Agreement (as heretofore amended, the "CREDIT AGREEMENT") dated as of January 13, 2000, the Banks agreed to make certain loans to Borrower upon the terms and conditions therein contained; and

                  WHEREAS, pursuant to a First Amendment dated as of May 31, 2000, Borrower and Lender modified and amended certain terms and provisions of the Loan Agreement; and

                  WHEREAS, the parties hereto desire to further modify and amend certain terms and provisions of the Credit Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent, and each Bank agree as follows:

         1. Defined Terms. Words and terms used herein which are defined in the Credit Agreement are used herein as defined therein, except as specifically modified by the terms of this Second Amendment.

         2. Conditions Precedent. The obligations of Administrative Agent, the Swing Line Lender, the Issuing Bank, and the Banks under this Second Amendment, and the effectiveness of the amendments to the Credit Agreement set forth herein, are subject to the full, complete, and timely satisfaction of each of the following conditions precedent:

                  (a) The Administrative Agent shall have received and approved a fully executed original of this Second Amendment, executed by authorized officers of Borrower and each Subsidiary of Borrower and by each Bank;

                  (b) The Administrative Agent shall have received replacement Revolving Loan Notes for each Bank holding a Revolving Loan Commitment, executed by an authorized officer of Borrower;

                  (c) Borrower shall have reimbursed the Administrative Agent and Banks for all their reimbursable costs and expenses (including without
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         limitation, attorneys' fees) incurred in connection with the preparation, negotiation, review, and execution of this Second Amendment and the transaction described herein, and have paid the Administrative Agent for all other amounts then due and owing by Borrower to Banks under the Credit Agreement and the Revolving Loan Notes; and

                  (d) The representations and warranties contained in Section 4 of the Credit Agreement shall be true and unbreached and no Event of Default shall have occurred and be then existing (after giving effect to this Second Amendment).

         3. Amendments to Agreement. Upon the full and complete satisfaction of each of the conditions precedent listed in numerical section 2, the Credit Agreement is amended and modified as follows:

                  3.1 The definitions of the following terms are deleted in their entirety and the following are substituted in place thereof:

                  "MAJORITY BANKS" means (a) so long as Borrower may make Revolving Loan Borrowings under this Agreement, Banks holding more than 66-2/3% of the Revolving Loan Commitments at such time, and (b) upon and after the expiration of the commitment of the Banks to advance Revolving Loan Borrowings under this Agreement, Banks holding more than 66-2/3% of the then aggregate unpaid balances of the Revolving Notes, plus the Letter of Credit Exposure of the Banks, at such time. Without limiting the foregoing, in no event shall the Majority Banks constitute less than two Banks.

                  "PERMITTED DEBT" of Borrower or any Subsidiary of Borrower means:

                  (a) the Debt included in the Credit Obligations;

                  (b) the Subsidiary Guaranties;

                  (c) Debt of any Subsidiary of Borrower owing to Borrower or any other Subsidiary of Borrower or Debt of Borrower to any of its Subsidiaries;

                  (d) any Interest Hedge Agreements not entered into for speculative purposes;

                  (e) Debt of Borrower or any Subsidiary incurred in connection with an Acquisition to the sellers (or their representatives), including, without limitation, contingent earn-out payments, but only to the extent such Debt is unsecured;


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                  (f) Debt assumed by Borrower (or a Subsidiary) in its
         acquisition of Circle International Group, Inc., together with additional Debt (including, without limitation, purchase money indebtedness and secured trade payables and any Debt assumed by Borrower in connection with an Acquisition) of Borrower and its Subsidiaries not to exceed at any time an outstanding aggregate principal amount of such additional Debt equal to $30,000,000.00;

                  (g) Debt constituting reimbursement obligations to sureties issuing payment and performance bonds in the ordinary and usual course of Borrower's and its Subsidiaries' business operations; and

                  (h) extensions and renewals of any of the foregoing (to the extent otherwise permitted under this Agreement).

                  3.2 The aggregate Revolving Loan Commitment is hereby increased from$50,000,000.00 to $75,000,000.00. Each Bank's Revolving Loan Commitment is amended to be the amount next to that Bank's name in the signature page of this Second Amendment.

                  3.3 Schedule I to the Credit Agreement is deleted in its entirety and replaced for all purposes with the Schedule I attached to this Second Amendment.

         4. Approval. Subject to the satisfaction of the conditions listed in numerical paragraph 2, the Banks approve the Acquisition of Circle International Group, Inc. Nothing herein shall limit the obligations of Borrower with respect to that acquisition under Section 5.21 of the Credit Agreement.

         5. Note Status. Nothing herein shall in any manner diminish, impair or extinguish the Revolving Loan Notes or the Swing Loan Note. Borrower agrees that the indebtedness evidenced by the Revolving Loan Notes and the Swing Loan Note is just, due, owing and unpaid, and is subject to no offsets, deductions, credits, charges or claims of whatsoever kind or character, and further agrees that all offsets, credits, charges and claims of whatsoever kind or character are fully settled and satisfied. This Second Amendment is a Credit Document under and for purposes of the Credit Agreement.

         6. Representations and Warranties. The representations and warranties made by Borrower in Article 4 of the Credit Agreement are true and correct as of the date of this Second Amendment.

         7. NO CONTROL BY BANKS AND ADMINISTRATIVE AGENT. BORROWER AGREES AND ACKNOWLEDGES THAT ALL OF THE COVENANTS AND AGREEMENTS PROVIDED FOR AND MADE BY BORROWER IN THIS SECOND AMENDMENT, THE CREDIT AGREEMENT, AND IN THE OTHER LOAN DOCUMENTS


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ARE THE RESULT OF EXTENSIVE AND ARMS-LENGTH NEGOTIATIONS AMONG BORROWER,
ADMINISTRATIVE AGENT, AND BANKS. BANKS' RIGHTS AND REMEDIES PROVIDED FOR IN THE CREDIT AGREEMENT AND IN THE OTHER LOAN DOCUMENTS ARE INTENDED TO PROVIDE BANK WITH A RIGHT TO OVERSEE BORROWER'S ACTIVITIES AS THEY RELATE TO THE LOAN TRANSACTIONS PROVIDED FOR IN THE CREDIT AGREEMENT, WHICH RIGHT IS BASED ON BANKS' VESTED INTEREST IN BORROWER'S ABILITY TO PAY THE RESPECTIVE NOTES EXECUTED BY BORROWER AND PERFORM THE OTHER CREDIT OBLIGATIONS. NONE OF THE COVENANTS OR OTHER PROVISIONS CONTAINED IN THE CREDIT AGREEMENT SHALL, OR SHALL BE DEEMED TO, GIVE BANKS OR ADMINISTRATIVE AGENT THE RIGHT OR POWER TO EXERCISE CONTROL OVER, OR OTHERWISE IMPAIR, THE DAY-TO-DAY AFFAIRS, OPERATIONS, AND MANAGEMENT OF BORROWER.

         8. ARBITRATION.

                  (a) ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THE CREDIT AGREEMENT (AS HEREBY AMENDED) OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE
         LAW). THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS SECOND AMENDMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THE CREDIT AGREEMENT (AS HEREBY AMENDED) APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                  (b) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT THE TIME OF THIS SECOND AMENDMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE


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         COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE
         ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

                  (c) RESERVATION OF RIGHTS. NOTHING IN THIS SECOND AMENDMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF A BANK (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLAT ERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
         TO) INJUNCTIVE RELIEF, WRIT OR POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANKS MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         9. Miscellaneous.

                  9.1 Preservation of the Credit Agreement. Except as specifically amended and modified by the terms of this Second Amendment, all of the terms, provisions, covenants, warranties, and agreements contained in the Credit Agreement and in the other Loan Documents shall remain in full force and effect (any irreconcilable conflicts or inconsistencies between the terms of this Second Amendment and the Credit Agreement, or any other Loan Document, shall be governed and controlled by this Second Amendment).

                  9.2 Counterparts. This Second Amendment may be executed in two or more counterparts, and it shall not be necessary that any one of the counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.


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                  9.3  NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER
WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  9.4 Joinder by Subsidiaries. Each Subsidiary of Borrower joins in the execution and delivery of this Second Amendment to agree to the modification of the Guaranty as provided for in Section 2 above and to evidence that each of their obligations under the Guaranty remains in full force and effect and are not impaired or adversely affected in any way by the execution and delivery of this Second Amendment by Borrower and that they continue to secure all indebtedness, and obligations of Borrower to Banks, whether now existing or hereafter created.


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                  IN WITNESS WHEREOF, the parties have executed this Second
Amendment as of the date first above written.

                                 BORROWER:

                                 EGL, INC.


                                 By: /s/ DOUGLAS A. SECKEL
                                     -------------------------------------------
                                       Douglas A. Seckel, Treasurer

                                 ADMINISTRATIVE AGENT:

                                 BANK OF AMERICA, N.A., as Administrative
                                 Agent

                                 By: /s/ WILLIAM B. BORUS
                                     -------------------------------------------
                                       William B. Borus, Senior Vice President

                                 BANKS:
Revolving Loan
Commitment:                      BANK OF AMERICA, N.A.

$50,000,000.00

                                 By: /s/ WILLIAM B. BORUS
                                     -------------------------------------------
                                       William B. Borus, Senior Vice President

Revolving Loan
Commitment:                      SOUTHTRUST BANK

$25,000,000.00

                                 By: /s/ JOHN E. ELAM, JR.
                                     -------------------------------------------
                                       John E. Elam, Jr., Group Vice President



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THE UNDERSIGNED JOIN IN THE
EXECUTION OF THIS INSTRUMENT
FOR THE PURPOSES DESCRIBED ABOVE:

EGL EAGLE GLOBAL LOGISTICS, LP,
a Delaware limited partnership

By:      EGL Management, LLC, Managing Partner

         By: /s/  JAMES R. CRANE
             --------------------------------------------
                  James R. Crane, Chief Executive Officer

EGL MANAGEMENT, LLC, a Delaware corporation


By: /s/  JAMES R. CRANE
    -----------------------------------------------------
         James R. Crane, Chief Executive Officer

EGL DELAWARE LIMITED LIABILITY COMPANY,
a Delaware limited liability company


By: /s/  E. JOSEPH BENTO
    -----------------------------------------------------
         E. Joseph Bento, President

EAGLE FREIGHT SERVICES, INC.,
a Texas corporation

By: /s/  JAMES R. CRANE
    -----------------------------------------------------
         James R. Crane, President

EAGLE FREIGHT SERVICES, INC.,
a California corporation

By: /s/  JAMES R. CRANE
    -----------------------------------------------------
         James R. Crane, President


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EAGLE USA TRANSPORTATION SERVICES,
INC., a Texas corporation


By:  /s/ JAMES R. CRANE
    -----------------------------------------------------
         James R. Crane, Chief Executive Officer

EAGLE MARITIME SERVICES, INC.,
a Texas corporation

By:  /s/ VITTORIO FAVATI
    -----------------------------------------------------
         Vittorio Favati, President

FREIGHT SERVICES MANAGEMENT, INC.,
a Texas corporation

By:  /s/ JAMES R. CRANE
    -----------------------------------------------------
         James R. Crane, Chief Executive Officer

EAGLE USA IMPORT BROKERS, INC.,
a Texas corporation

By:  /s/ STEPHEN CARATTINI
    -----------------------------------------------------
         Stephen Carattini, President

EAGLE URBAN RENEWAL CORPORATION,
a New Jersey Urban Renewal Entity


By:  /s/ JAMES R. CRANE
    -----------------------------------------------------
         James R. Crane, Chief Executive Officer


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EAGLE INTERNATIONAL HOLDINGS, INC.,
a Delaware corporation

By: /s/  VITTORIO FAVATI
    -----------------------------------------------------
         Vittorio Favati, President

EUSA PARTNERS, INC., a Delaware corporation


By: /s/  KELLY BIAR
    -----------------------------------------------------
         Kelly Biar, President

EUSA HOLDINGS, INC., a Delaware corporation


By: /s/  KELLY BIAR
    -----------------------------------------------------
         Kelly Biar, President

EAGLE PARTNERS, a Texas general partnership


By:      EUSA PARTNERS, INC., General Partner

         By: /s/  KELLY BIAR
             --------------------------------------------
                  Kelly Biar, President

                           - and -


By:      EUSA HOLDINGS, INC., General Partner

         By: /s/  KELLY BIAR
             --------------------------------------------
                  Kelly Biar, President



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                                   Schedule I

                               NOTICE INFORMATION

1.       Eagle USA Airfreight, Inc.

         15350 Vickery Drive
         Houston, Texas 77032
         Attention: Douglas A. Seckel
         Telephone No: (281) 618-3420
         Telecopy No.:  (281) 618-3429

2.       Bank of America, N.A.

         700 Louisiana
         7th Floor
         Houston, Texas 77002
         Attention: William B. Borus
         Telephone No.: (713) 247-7756
         Telecopy No.:   (713) 247-7748

3.       SouthTrust Bank

         One Riverway, Suite 400
         Houston, Texas 77056
         Attention: John E. Elam, Jr.
         Telephone No.: (713) 402-3603
         Telecopy No.:   (713) 627-1492